                                                                    EXHIBIT 10.5


THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                                WARRANT AGREEMENT

         This Warrant Agreement (the "AGREEMENT") dated as of July 10, 2003 between US Dataworks, Inc. a Nevada corporation (the "COMPANY"), and Charles E. Ramey ("RAMEY").

         WHEREAS, Ramey has lent the Company, through a series of demand promissory notes, an aggregate amount of One Million Three Hundred Fifty Three Thousand Dollars ($1,353,000) (the "ORIGINAL NOTES"). The Company desires, and Ramey agrees, to exchange his Original Notes for a new, consolidated promissory note (the "NEW NOTE") pursuant to a certain Note and Warrant Agreement, entered into of even date herewith (the "NOTE AND WARRANT AGREEMENT") by and between the Company and Ramey.

         WHEREAS, pursuant to the Note and Warrant Agreement and as an inducement to Ramey to exchange the Original Notes for the New Note, the Company wishes to grant Ramey warrants (the "WARRANTS") entitling him to purchase of One Million Three Hundred Fifty Three Thousand Dollars ($1,353,000) of the common stock of the Company ("COMMON STOCK," or individually, "SHARE" or plural, "SHARES") at the exercise price described herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         1. ISSUANCE OF WARRANT CERTIFICATE.

         The Warrants certificate to be delivered pursuant to this Agreement (the "WARRANT CERTIFICATE") shall be executed on behalf of the Company by its Chief Executive Officer, President, or any Vice President under its corporate seal reproduced thereon and attested by its corporate Secretary or one of its assistant Secretaries. The Warrant Certificate may be exchanged, at Ramey's option, when surrendered to the Company for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Note and Warrant Agreement.

         2. RIGHT TO EXERCISE WARRANTS.

         Each Warrant may be exercised from the date of this Agreement until 11:59 P.M. (Pacific Standard Time) on July___, 2008 (the "EXPIRATION DATE") pursuant to the provisions set forth in this Agreement. Each Warrant not exercised on or before the Expiration Date shall expire. Subject to the provisions of this Agreement, Ramey shall have the right to purchase from the Company, and the Company shall issue and sell to Ramey, at an initial price per

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Share equal to the lesser of: (i) sixteen cents ($0.16) or (ii) the closing bid price as reported by the American Stock Exchange on the trading day immediately prior to the execution of the Note and Warrant Agreement, subject to adjustment as provided herein (the "EXERCISE PRICE"), one fully paid and nonassessable Share upon surrender to the Company of the Warrant Certificate evidencing such Warrant, with the form of election to purchase duly completed and signed and evidence of payment of the Exercise Price.

         Upon surrender of such Warrant Certificate and payment of the Exercise Price by either cash or cashless exercise ("NET ISSUE EXERCISE"), the Company shall cause the corresponding number of Shares to be issued and delivered promptly to Ramey or any other holder he may designate. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. The Warrants evidenced by a Warrant Certificate shall be exercisable at the election of the holder thereof, subject to the provisions of Sections 4 and 5 hereof.

         (a) CASH EXERCISE. These Warrants may be exercised by the holder by (i) the surrender of the Warrant Certificate to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the holder at the address of the holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Shares shall be deemed to be issued to the holder as the record holder of such Shares as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for the Shares as aforesaid. A stock certificate or certificates for the Shares specified in the Notice of Exercise shall be delivered to the holder as promptly as practicable, and in any event within 10 days, thereafter. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the holder shall be deemed to be the record holder of such Warrant Shares.

         (b) NET ISSUE EXERCISE. In lieu of exercising these Warrants pursuant to Section 2(a), the holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of the Warrants, or any portion thereof, by the surrender of the Warrant Certificate to the Company, with the Notice of Exercise annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:


         X = Y (A-B)
             -------
                A

                  where

         X  =     the number of shares to be issued to the holder pursuant to this Section 2(b).

         Y  =     the number of shares of Common Stock otherwise issuable
                  under the Warrant Certificate or, if only a portion of the Warrants is being exercised, the portion of the Warrant
                  Certificate being surrendered (as adjusted to the date of such calculation).

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         A  =     the closing stock price of one share of Common Stock as
                  reported by the American Stock Exchange national market the trading day immediately prior to the date the Company receives the Notice of Election.

         B  =     the Exercise Price in effect under these Warrants at the time the Net Issue Election is made pursuant to this Section 2(b).

         3. RESERVATION OF SHARES.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants. The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

         4. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         Ramey represents and warrants to the Company that Ramey is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants. The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         Certificates for Warrants or Shares shall also bear such legends as may be required from time to time by law.

         5. RULE 144.

         If the Company shall be subject to the reporting requirements of
Section 13 of the 1934 Act, the Company will use its best efforts to file timely all reports required to be filed from time to time with the Commission (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Company under the Act). If there is a public market for any Shares of the Company at any time that the Company is not subject to the reporting requirements of either of said
Section 13 or 15(d), the Company will, upon the request of any holder of any Shares or Warrants, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any Shares or Warrants, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2,) as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be flied with the Commission pursuant to said Rule 144.

         6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES AND CLASS OF CAPITAL STOCK PURCHASABLE.

         The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 6.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company: pays a dividend or makes a distribution on its Common Stock, in each case, in Shares of its Common Stock; subdivides its outstanding Shares of Common Stock into a greater number of Shares; combines its outstanding Shares of Common Stock into a smaller number of Shares; makes a distribution on its Common Stock in Shares of its capital stock other than Common Stock; or issues by reclassification of its Shares of Common Stock any Shares of its capital stock; then the number and classes of Shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of Shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

         (b) CONSOLIDATION, MERGER OR SALE OF THE COMPANY. If the Company is a party to a consolidation, merger or transfer of assets that reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company obligations under this Agreement. Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets that the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if such holder had exercised the Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

         7. NOTICES TO COMPANY AND RAMEY.

         Any notice or demand authorized by this Agreement to be given or made by any registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by registered mail, postage prepaid, addressed to the Company.

         Any notice pursuant to this Agreement to be given by the Company to Ramey shall be sufficiently given if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by Ramey with the Company) to Ramey at the address provided on page 5 of this Agreement.

         8. SUPPLEMENTS AND AMENDMENTS.

         The Company and Ramey may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Ramey may deem necessary or desirable.

         9. SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or Ramey shall bind and inure to the benefit of their respective successors and assigns hereunder.

         10. GOVERNING LAW.

         This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Nevada and for all proposes shall be governed by and construed in accordance with the laws of said State.

         11. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         12. SHAREHOLDER APPROVAL.

         This Agreement shall not become effective and binding upon the parties and no Warrants may be issued or exercised without first obtaining the approval of the Company's voting shareholders to such issuance in accordance with the rules of the American Stock Exchange or any other market rules with which the Company shall be required to comply at the time of such issuance or exercise.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                           US Dataworks, Inc.


/S/ CHARLES E. RAMEY                       /S/ TERRY STEPANIK
--------------------------------           -------------------------------------
Charles E. Ramey                           Terry Stepanik, President

Address:                                   US Dataworks, Inc.
          ----------------------           5301 Hollister Road, Suite 250
                                           Houston, Texas  77040
--------------------------------


TELEPHONE:                                 Telephone:           (713) 934-3854
--------------------------------

FACSIMILE:                                 Facsimile:           (713) 934-8192
--------------------------------

EMAIL:
--------------------------------

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                                US DATAWORKS, INC

                             NEW WARRANT CERTIFICATE



NO. _____

         This Warrant Certificate certifies that Charles E. Ramey, or his registered assigns, is the registered holder of a total of _________________________________________ (___________) warrants (the
"WARRANTS"), which shall expire on July___, 2008 (the "EXPIRATION DATE"), to purchase Common Stock, par value $.0001 per share (the "COMMON STOCK") of US Dataworks, Inc., a Nevada corporation (the "COMPANY"). Each Warrant entitles the holder to purchase from the Company before 11:59 p.m. (Pacific Standard Time) on the "EXPIRATION DATE" one fully paid and nonassessable share of Common Stock of the Company at the initial exercise price for each Warrant, subject to adjustment in certain events (the "EXERCISE PRICE"), provided that upon surrender of this Warrant Certificate and either payment of the Exercise Price at an office or agency of the Company, but only subject to the terms and conditions set forth herein. As used herein, "SHARE" or "SHARES" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Warrant as provided for in the Agreement upon the happening of certain events. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Warrant Agreement.

         The Exercise Price and the number of Shares and classes of capital stock purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his or her assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

         No Warrant may be exercised after 11:59 P.M. (Pacific Standard Time) on the corresponding Expiration Date. All Warrants evidenced hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of July__, 2003 (the "WARRANT AGREEMENT") duly executed by the Company and Ramey. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder of the Warrant Certificates).

         The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

US Dataworks, Inc.                         Attested


___________________________                ___________________________________
Terry Stepanik, President



                                           ___________________________________
                                           Printed Name and Title

                               NOTICE OF EXERCISE


To:  US DATAWORKS, INC.

The undersigned hereby elects to purchase _________________________ shares of Common Stock of US DATAWORKS, INC. ("Shares") pursuant to the terms of the attached Warrant Certificate, and (check the appropriate box):

         [ ] tenders herewith payment for the purchase of ______________________ shares of Common Stock; and/or

         [ ] elects to exercise Net Issue Exercise, as provided in Section 2(b) of the Warrant Agreement, for the purchase of ______________________ shares of Common Stock.

In exercising these Warrants, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name(s) as is specified below:

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------



Please issue a new Warrant Certificate for the unexercised portion of the attached Warrant Certificate in the name of the undersigned or in such other name(s) as is specified below:

                  --------------------------------------------


                  --------------------------------------------



HOLDER:




----------------------------------            ----------------------------------
Signature of Holder                           Date



----------------------------------            ----------------------------------
Printed Name of Holder                        Amount of Payment

                                      -1-